1 UBX1325 Phase 1 Data Conference Call July 6th, 2021 Anirvan Ghosh, CEO Jamie Dananberg, CMO Lynne Sullivan, CFO Exhibit 99.2

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS 2 This presentation and the accompanying oral commentary contain forward-looking statements including statements related to UNITY’s understanding of cellular senescence and the role it plays in diseases of aging, the potential for UNITY to develop therapeutics to slow, halt, or reverse diseases of aging, including for ophthalmologic and neurologic diseases, our expectations regarding potential benefits, activity, effectiveness, and safety of UBX1325, the potential for UNITY to successfully commence and complete clinical studies of UBX1325 for DME, AMD, and other ophthalmologic diseases, the expected timing of results of our studies of UBX1325, the timing of the expected commencement, progression, and conclusion of our studies including those of UBX1325, and UNITY’s expectations regarding the sufficiency of its cash runway. These statements involve substantial known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements, including the risk that the COVID-19 worldwide pandemic may continue to negatively impact the development of preclinical and clinical drug candidates, including delaying or disrupting the enrollment of patients in clinical trials, risks relating to the uncertainties inherent in the drug development process, and risks relating to UNITY’s understanding of senescence biology. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions, and expectations disclosed in the forward-looking statements we make. The forward-looking statements in this presentation and the accompanying oral commentary represent our views as of the date of this presentation and oral commentary. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of UNITY in general, see UNITY’s most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, filed with the Securities and Exchange Commission on May 11, 2021, as well as other documents that may be filed by UNITY from time to time with the Securities and Exchange Commission. This presentation concerns drug candidates that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration. They are currently limited by Federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated.

3 PATIENT 232-0009 DME, 5 µg UBX1325 "The imaging data demonstrating structural improvements in the retina are compelling at this stage of clinical development and represent defined endpoints for disease improvement…" Jeffrey Heier, M.D. Director of the Vitreoretinal Service and Retina Research, Ophthalmic Consultants of Boston UBX1325 PROVIDES AN OPPORTUNITY FOR A TRANSFORMATIVE, DISEASE-MODIFYING THERAPY FOR DME AND nAMD PATIENTS

4 UBX1325 PROVIDES AN OPPORTUNITY FOR A TRANSFORMATIVE, DISEASE-MODIFYING THERAPY FOR DME AND nAMD PATIENTS Built on UNITY’s Senescent Cell Biology Platform UBX1325, the first senolytic drug being explored in eye disease, had a favorable safety and tolerability profile Initial efficacy data show rapid improvements in vision and retinal structure in DME and nAMD patients after a single dose Could provide disease-modification by reversing pathophysiology and restoring tissue health Novel mechanism of action could benefit both treatment-naïve patients as well as poor anti-VEGF responders Data support senolytic therapeutic hypothesis Mechanism has broad implication for diseases of aging 4 Phase 1 Data Highlights Implications for Addressing Unmet Need

NEUROLOGY: Alzheimer’s, FTD, PSP (and other Tauopathies), ALS, Cognitive Disorders OPHTHALMOLOGY: DME, AMD, Diabetic Retinopathy UNITY IS DEVELOPING TRANSFORMATIVE MEDICINES TO SLOW, HALT, OR REVERSE DISEASES OF AGING 5 Targeting cellular senescence and aging-related biology

SENESCENT CELLS AFFECT THE TISSUE MICRO-ENVIRONMENT TO DRIVE DISEASE PROGRESSION 6 Senescence-Associated Secretory Phenotype1 INFLAMMATORY FACTORS (e.g., TNF-α, IL-1α, IL-1β, IL-6, CCL11) PRO-FIBROTIC FACTORS (e.g., TGFβ1, TIMP-1, MCP-1, MMPs) GROWTH FACTORS (e.g., VEGF-A, PDGF, IL-8, PAI-1) CELLULAR STRESS PROLIFERATING CELLS CELL CYCLE ARREST 1Coppe et al. Annu Rev Pathol 2010;5:99-118. INITIATION OF SENESCENCE

UNITY IS DEVELOPING SENOLYTIC MEDICINES TO ELIMINATE SENESCENT CELLS TO RESTORE TISSUE HEALTH 7 Functional Cell Senescent Cell (SnC) Cytokines, chemokines & matrix remodeling factors (SASP) Macrophage CD4+ T lymphocyte Fibroblast Target Senescent Cells and neutralize SASP factors to eliminate root cause of disease progression

THERAPEUTIC HYPOTHESIS: ELIMINATION OF VASCULAR SENESCENT CELLS BY UBX1325 SHOULD RE-ESTABLISH BARRIER FUNCTION AND REVERSE DISEASE PROGRESSION IN DME AND nAMD PATIENTS UBX1325 8

UBX1325 TARGETS A NODE UPSTREAM OF ANTI-VEGF THERAPIES


Diabetes
Hypoxia
Oxidative Stress
Inflammation
Cellular Senescence
UBX1325
ANTI-VEGF DRUGS
Inflammatory Microenvironment
VEGF
BFGF
HGF
Ang2
PDGF
IL6
IL1α
MCP-1
MMP
IL1β
KKS
ICAM-1
INTEGRINS
Increased Vascular Permeability
DME

Modified from Urias et al. *Vision Res* 2017;139:221-227 and Das et al. *Ophthalmology* 2015;122:1375-1394.

9

UBX1325 PROVIDES AN OPPORTUNITY FOR A TRANSFORMATIVE BEST-IN-DISEASE THERAPY 10 UBX1325 Rapid effect with greater efficacy and durability than SoC Aspirational Treatment Benefits for DME and nAMD Patients Potential for disease modification Novel MOA and favorable pharmacology Able to use in combination with anti-VEGF agents Potential for improvement of retinal/choroidal blood flow Able to reduce ischemic regions of the retina

UBX 1325 Phase 1 Trial Design and Summary Data Initial 12 Patients in SAD Study 11 Data presented are preliminary reads prior to fully monitoring, validating, and locking the data sets.

UBX1325 CLINICAL PROGRAM 2020 2021 2022 Long-Term Follow-up Phase 2a DME Study First patient dosed June 2021 SAFETY & TOLERABILITY DOSE, EFFICACY & DURABILITY 12 Single Injection of UBX1325 24-week Follow-up Phase 1 SAD Study - up to 10 µg Phase 2a nAMD Study* 2023+ *Study under consideration

STUDY UBX1325-01: SINGLE ASCENDING DOSE SAFETY STUDY IN PATIENTS WITH ADVANCED DME OR nAMD 13 Cohort 1 0.5 µg/eye n=3 Cohort 2 1.0 µg/eye n=3 Cohort 4 5.0 µg/eye n=3 Cohort 5 10 µg/eye n=3 Study Population Advanced DME or nAMD with BCVA of 20/80 (55 ETDRS letters) or worse in the first 2 cohorts; 20/40 (70 ETDRS letters) or worse in later cohorts Patients for whom anti-VEGF therapy was no longer considered beneficial Patients had received neither an anti-VEGF agent nor a corticosteroid in the 3 months preceding enrollment DME patients had ≥350 µm of fluid; nAMD patient had presence of either sub- or intra-retinal fluid

EXECUTIVE SUMMARY: UBX1325 PHASE 1 SAD STUDY 14

UBX1325 WAS WELL-TOLERATED THROUGH ALL DOSES 15 Safety and Tolerability acceptable to advance to additional clinical studies with UBX1325 in ocular diseases * Same patients, not treatment-related

BY 4 WEEKS, PATIENTS SHOW RAPID INCREASE IN BCVA AMONGST HIGH DOSE COHORTS AFTER SINGLE DOSE UBX1325 16

BY 4 WEEKS, PATIENTS SHOW RAPID INCREASE IN BCVA AMONGST HIGH DOSE COHORTS AFTER SINGLE DOSE UBX1325 17 Not a head-to-head trial.

BY 4 WEEKS, MAJORITY OF PATIENTS SHOW DECREASE IN CST AMONGST HIGH DOSE COHORTS AFTER SINGLE DOSE UBX1325 18

Examples of Imaging Data 19 Normal Optical Coherence Tomograph (OCT)

DME PATIENT 232-0009, 5 µg BCVA IMPROVED, CST DECREASED 20 Baseline Week 4 CST REDUCED Registered Image Registered Image

DME PATIENT 232-0008, 5 µg BCVA IMPROVED, CST DECREASED 21 Baseline Week 4 Central Cyst Hyperreflective Foci Registered Image Registered Image

nAMD PATIENT 230-0007: 1 µg BCVA IMPROVED, CST AND SRF REDUCED 22 Baseline Week 8 Hyperreflective foci

nAMD PATIENT 229-0012: 5 µg BCVA IMPROVED, CST AND SRF REDUCED 23 Baseline Week 4 subretinal fluid Registered Image Registered Image

EXECUTIVE SUMMARY: UBX1325 PHASE 1 SAD STUDY 24

25 PATIENT 232-0009 DME, 5 µg UBX1325 "The imaging data demonstrating structural improvements in the retina are compelling at this stage of clinical development and represent defined endpoints for disease improvement…" Jeffrey Heier, M.D. Director of the Vitreoretinal Service and Retina Research, Ophthalmic Consultants of Boston UBX1325 PROVIDES AN OPPORTUNITY FOR A TRANSFORMATIVE, DISEASE-MODIFYING THERAPY FOR DME AND nAMD PATIENTS

26 UBX1325 Ph1 Data Conference Call Q&A July 6th, 2021 Anirvan Ghosh, CEO Jamie Dananberg, CMO Lynne Sullivan, CFO